Federated International Equity Fund

Class A Shares
Class B Shares
Class C Shares
(A portfolio of Federated International Series, Inc.)
Supplement to Prospectus dated January 31, 2009

1. A Special Meeting of shareholders of Federated International Equity Fund (“International Equity Fund”)will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time)on November 3, 2009.  At this meeting, shareholders will be asked to vote on the following matter:

To approve or disapprove a proposed Agreement and Plan of Reorganization (the “Reorganization”) pursuant to which Federated International Leaders Fund (formerly, Federated International Value Fund) (“International Leaders Fund”), a portfolio of Federated World Investment Series, Inc., would acquire the assets of International Equity Fund in exchange for Class A Shares, Class B Shares and Class C Shares of International Leaders Fund to be distributed pro rata by International Equity Fund in complete liquidation and termination of International Equity Fund. If approved, the Reorganization would result in shareholders of International Equity Fund receiving shares in the International Leaders Fund in exchange for their shares in the International Equity Fund.

The shareholders may also vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

              If approved by shareholders, this Reorganization will take effect on or about November 13, 2009.
              Shareholders will be notified if the Reorganization is not approved.

              Please keep this supplement for your records.

August 28, 2009

Cusip 31420G101
Cusip 31420G200
Cusip 31420G309
41066 (8/09)